UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 20, 2001
                 Date of earliest event reported: June 20, 2001

                         Commission file number 1-11368

                           PARAGON TRADE BRANDS, INC.

      A Delaware Corporation I.R.S. Employer Identification No. 91-1554663

                 180 Technology Parkway, Norcross, Georgia 30092

                   Registrant's telephone number: 678-969-5000

                                       N/A

          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

Attached as Exhibit 99.1 hereto is the press release disseminated by Paragon Trade Brands, Inc. (the "Company") on June 20, 2001.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2001


                                   Paragon Trade Brands, Inc.
                                   (Registrant)


                                   By:  /s/ David C. Nicholson
                                        ---------------------------------------
                                        David C. Nicholson
                                        Chief Financial Officer


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EXHIBIT INDEX

The following exhibit is filed herewith.


Exhibit No.       Exhibit

99.1              Press Release Disseminated on June 20, 2001


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